Subsequent Events	9 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent events

On October 30, 2025, Paysafe was notified by the New York Stock Exchange (“NYSE”) of its intent to commence delisting proceedings for the Company’s warrants due to an abnormally low selling price. On October 31, 2025, the NYSE suspended trading in the warrants effective immediately. The NYSE will apply to the U.S. Securities and Exchange Commission to formally delist the warrants. This action does not affect the Company’s common shares, which will continue to trade on the NYSE under the ticker symbol “PSFE.” The warrants expire in March 2026 and as of September 30, 2025, the associated warrant liability was $997 (Note 13).

In November 2025, the Board authorized the Company to repurchase an additional $70,000 of common shares under the Share Repurchase Program (Note 12).